European Investor Meetings
June 25 - July 2, 2009
Exhibit 99

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial Cap Ex Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

- Provides energy to nearly 1 in 20 people in the U.S.
- 70,000 square-mile service territory
- Four main operational units:

  Electric and gas distribution

  Electric transmission

  Gas transmission

  Electric generation

- $18.2 billion rate base

PG&E SERVICE AREA
 IN CALIFORNIA

Pacific Gas and Electric Company (PG&E)

(1) Authorized revenues = operating costs + (rate of return x rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Business Scope
 • Retail electricity and natural gas distribution service (construction, operations and maintenance)
 • Customer services (call centers, meter reading, billing)
 • 5.1 million electric and 4.3 million gas customer accounts

Primary Assets
• $11.9 billion of rate base (2008 wtd. avg.)
Regulation
• California state regulation (CPUC) • Majority cost of service ratemaking (1)

Electric And Gas Distribution

Midway
Los Banos
Moss Landing
Diablo Canyon
Gates
Dixon
Malin
Round Mt
Vaca
Business Scope
• Wholesale electric transmission services (construction, maintenance) • Operation by CA Independent System Operator
Primary Assets
• $2.8 billion of rate base (2008 wtd. avg.)
Regulation
• Federal regulation (FERC) • Cost of service ratemaking • Revenues vary with system load

Electric Transmission

Business Scope
• Natural gas transportation, storage, parking and lending services • Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators
Primary Assets
• $1.5 billion of rate base (2008 wtd. avg.)
Regulation
• California state regulation (CPUC) • Ratemaking set through Gas Accord • Revenues vary with throughput

Natural Gas Transmission

Business Scope
• Electricity and ancillary services from owned and controlled resources • Energy procurement program
Primary Assets
 • $2.0 billion of rate base (2008 wtd. avg.)
 • Diablo Canyon Nuclear Power Plant (2,240 MW)
 • Gateway Generating Station (530 MW)
 • Largest privately owned hydro system (3,896 MW)
 • Funded nuclear plant decommissioning trusts of $1.8 billion

Regulation
• Cost of service ratemaking for utility-owned generation • Pass through of power procurement costs

Electric Generation

PG&E

OUR VISION

The leading utility in the United States

OUR GOALS

Delighted Customers
Energized Employees
Rewarded Shareholders
Environmental Leadership

OUR STRATEGIES

Customer Focus
Operational Excellence

OUR VALUES

- We act with integrity and communicate honestly and openly
- We are passionate about meeting our customers' needs and delivering for our shareholders
- We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities
- We work together as a team and are committed to excellence and innovation
- We respect each other and celebrate our diversity

8

Vision and Values

2009 Business Priorities
• Drive customer satisfaction

•  Deliver on budget, on plan, and on purpose

•  Improve reliability

•  Improve safety and human performance

•  Champion effective regulatory and legislative policies

PG&E Financial Strategy
• Achieve solid, sustained EPS growth

• Actively manage cash flow

• Maintain opportunistic financing approach

Capital Expenditure Outlook
Low Case $3.6B
Low Case $3.6B
High Case $3.7B
High Case $3.7B
Low Case $3.4B
Low Case $3.4B
High Case $3.8B
High Case $3.8B
Low Case $3.3B
Low Case $3.3B
High Case $4.8B
High Case $4.8B
2.0
2.5
 3.0
3.5
4.0
4.5
5.0
2008
2009
2010
2011
$ B
Low
Low
 High
 High
Low
Low
 High
 High
Low
Low
 High
 High
$3.7B
$3.7B
CapEx Outlook
CapEx Outlook
Actual

* Actual 2008 and projected 2009-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
Weighted Average Annual Rate Base*
16.0
18.0
20.0
22.0
24.0
26.0
28.0
2008
2009
2010
2011
$ B
Rate Base Growth
Low
Low
 High
 High
Low
Low
 High
 High
Low
Low
Low Case $20.1B
Low Case $20.1B
High Case $20.3B
High Case $20.3B
Low Case $22.1B
Low Case $22.1B
High Case $22.4B
High Case $22.4B
Low Case $24.3B
Low Case $24.3B
High Case $25.4B
High Case $25.4B
$18.2B
$18.2B
Actual

Residential Average Monthly Bills by Region(1)

$175
$150
$125
$100
$75
$50
$25
$0
$76.07
$80.64
$82.86
$83.12
$86.41
$96.45
$97.99
$107.80
$108.86
$114.30
$134.45
$153.85
IA, KS, MN, MO, ND, SD
IL, IN, MI, OH, WI
PG&E
AZ, CO, ID, MT, NV, NM, UT, WY
CA, OR, WA
NJ, NY, PA
USA
AL, KY, MS, TN
CT, ME, MA, NH, RI, VT
DE, DC, FL, GA, MD, NC, SC, VA, WV
AR, LA, OK, TX
AK, HI

Residential Electric Bills
(1) Edison Electric Institute, Statistical Yearbook, Year 2007 (latest data available).

2011
EPS Guidance
$3.85
$3.85
2008
Actual
$2.95
$2.95
$3.65
$3.65
Low
Low
 High
 High
2010
$3.50
$3.50
$3.35
$3.35
2009
$3.25
$3.25
$3.15
$3.15
Earnings per Share from Operations
Earnings per Share from Operations
* Reg G reconciliation to GAAP for 2008 EPS from Operations, and 2009-2011 EPS Guidance available in Appendix and at www.pge-corp.com/investors

 Generation
 • Additional renewable generation investment opportunities
 • Prior RFO Shortfalls
 Electric Transmission & Gas Pipelines
 • Additional transmission to reach renewable generation
 • B.C. Transmission Line
 • Pacific Connector Gas Pipeline

Additional Capital Opportunities

Financial Assumptions 2009-2011
GUIDANCE REFLECTS:

• Capital expenditures consistent with low and high case ranges
• CPUC authorized ROE of at least 11.35% and Utility earns at least
 12% on FERC projected rate base

• Ratemaking capital structure maintained at 52% equity

• CEE incentives, operational changes and efficiencies and tax cash flow consistent with low and high case ranges
• Current conditions for debt and equity markets
• Resolution of FERC generator claims in 2009-2011 results in financing needs

$0.45
$0.40
$0.35
$0.30
$0.25
$0.30
$0.33
$0.36
$0.39
$0.42
04/05 - 10/05
01/06 - 01/07
04/07 - 01/08
04/08 - 1/09
04/09

• Sustainable, comparable dividend

• Payout ratio range of 50% - 70%

• Dividend growth in line with EPS growth.
Dividend Policy
Historical Quarterly Dividends per Share

• Infrastructure spend categories:
 • Substations
 • Poles and Maintenance
 • New Customer Connects
 • Capacity and Reliability
• Transmission spend categories
 • System Expansion / Congestion Relief
 • Maintenance and Replacement
 • Automation Technology Expansion
 • New Generation Interconnection
Investment in Infrastructure

SmartMeterTM Installations
Cumulative Meters Installed
Cumulative Meters Installed
1.7 million
1.7 million
1,656
1,656
2006
273,000
273,000
2007
2008
2009 PLAN
4.5 million
4.5 million

New Generation Investment

Humboldt Bay Power Plant *
Colusa Generating Station *
* Humboldt Bay is a 163 MW plant currently under construction.
 Projected Cost: $239M, scheduled completion 2010.
* Colusa is a 657 MW plant currently under construction.
 Projected Cost: $673M, scheduled completion 2010.

PG&E Ownership of Renewables
Proposed Solar PV Program
 • Up to 250 MW of Utility-owned PV generation
 • Up to 250 MW of standard-offer PV PPAs

RPS Strategy
• Expect 14% deliveries from renewable resources in 2009
• Contracted/Current deliveries represent over 20% of projected load for 2013
• Utility Owned PV is a contributor to achieving RPS goals

PCG: Outlook for the Future
Leading renewable and energy efficiency
programs…
… and limiting risk from new
carbon legislation
… and limiting risk from new
carbon legislation

 This presentation contains management’s guidance for PG&E Corporation’s 2009, 2010 and 2011 earnings per share from operations, projections of Pacific
 Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, and projections of PG&E Corporation’s and the Utility’s financing needs. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, disruptions of information technology or computer systems, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
• operating performance of the Diablo Canyon Power Plant (“Diablo Canyon”), the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon or the temporary or permanent cessation of operations at Diablo Canyon;
• whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;
• whether the Utility achieves the California Public Utilities Commission’s (CPUC) energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator (CAISO) to restructure the California wholesale electricity market;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties, to access capital markets and other sources of credit in a timely manner on acceptable terms, especially given the recent deteriorating conditions in the economy and financial markets;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange
 Commission.
Cautionary Language Regarding Forward-Looking
Statements

Key Regulatory Filings
2009
2009
2010
2010
2011
2011
2011 General Rate Case
Summer 2009:
Prepare and File
Notice of Intent
Summer 2009:
Prepare and File
Notice of Intent
Summer 2010:
Hearings
January 2011:
Rates go into effect
2009
2009
2010
2010
Transmission Owner Rate Cases
Summer 2009:
File TO 12
Summer 2009:
File TO 12
Fall 2009: TO 11
Settlement
Approved
Fall 2009: TO 11
Settlement
Approved
Summer 2010:
File TO 13
Summer 2010:
File TO 13
2010
2010
2011 Cost of Capital Application
Spring 2010:
Initial Filing
January 2011:
Rates go into effect
2011
2011

2008 total sources of electric energy*
Owned Generation	Type	Net Capacity (MW)
Diablo Canyon	Nuclear	2,240
Hydroelectric Facilities	Hydro	3,896
Humboldt	Fossil	135
Total		6,271
Existing Resource Mix
* Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation Districts, and other sources.

Utility Owned
30%
Irrigation Districts 2%
DWR
15%
QF/ Renewables
18%
Other Power
Purchases
35%

Year Signed	Project	Max GWh/yr	Technology
2006	HFI Silvan	142	Biomass
2006	Liberty Biofuels	70	Biofuels
2006	Bottle Rock USRG	385	Geothermal
2006	IAE Truckhaven	366	Geothermal
2006	Global Common - Chowchilla	72	Biomass
2006	Global Common - El Nido	72	Biomass
2006	Newberry	840	Geothermal
2006	Calpine Geysers	1644	Geothermal
2006	Microgy	TBD	Biogas
2006	Bio_Energy LLC	TBD	Biogas
2006	Palco	36	Biomass
2007	Solel	1388	Solar Thermal
2007	PPM-Klondike	265	Wind
2007	CalRenew	9	PV
2007	Green Volts	5	PV
2007	enXco	509	Wind
2007	Ausra	388	Solar Thermal
Year Signed	Project	Max GWh/yr	Technology
2008	Calpine	1533	Geothermal
2008	Wadham	141	Biomass
2008	San Joaquin Solar	700	Solar Thermal- Biofuel Hybrid
2008	Arlington Wind (Horizon)	240	Wind
2008	OptiSolar / First Solar	1148	PV
2008	SunPower	594	PV
2008	Iberdrola/ BPA	260	Wind
2008	Hatchet Ridge	303	Wind
2008	El Dorado Energy (Sempra)	23	PV
2009	Puget	1000	Wind
2009	Solaren	1700	PV
2009	BrightSource	3665	Solar Thermal
2009	NextLight	592	PV
2009	South Feather	100	Hydro
2009	Shell Energy	128	Wind
2009	Woodlands	190	Biomass
*Based on contracts signed through June 2009.
Over 20% of Projected Load Currently Under Contract*

Renewable Contracts Signed

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

** Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP. For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004. Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2008 EPS - Reg G Reconciliation

2009	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.15	$3.25
Estimated Items Impacting Comparability [2]		
Tax Refunds [3]	$0.13	$0.16
Recovery of hydro divestiture costs [4]	$0.07	$0.07
Accelerated work on gas system [5]	($0.15)	($0.12)
Estimated EPS on a GAAP Basis	$3.20	$3.36

2010	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.35	$3.50
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.35	$3.50

2011	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.65	$3.85
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common Shareholders as reported in accordance with GAAP.
(3) Tentative agreement to resolve federal tax refund claims related to tax years 1998 and 1999.
(4) Recovery of costs incurred in connection with efforts to determine the market value of hydroelectric generation facilities.
(5) Forecasted cost to accelerate the performance of system-wide gas integrity surveys and associated remedial work.

Guidance Range
Guidance Range
Guidance Range
Reg G reconciliation also provided on the PG&E Corporation website: www.pge-corp.com/investors

EPS Guidance - Reg G Reconciliation